UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2024

BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

(714) 500-2400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 29, 2024, BJ’s Restaurants, Inc. (“the Company”) entered into an Amendment No. 1 (Conforming Changes) to Fourth Amended and Restated Credit Agreement (“the Amendment”) with Bank of America, N.A. (“BofA”), as the Administrative Agent pursuant to which the Company modified the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), dated November 3, 2021, with Bank of America, N.A. BofA, JPMorgan Chase Bank, N.A., and certain other parties. Pursuant to the Amendment, the referenced interest rate was changed from the Bloomberg Short-Term Bank Yield Index rate (“BSBY”) (which will no longer be reported effective in November 2024), to a term Secured Overnight Financing Rate (“Term SOFR”).

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2024, BJ’s Restaurants, Inc., a California corporation (the “Registrant” or the “Company”), announced its financial results for the second quarter ended October 1, 2024. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Item 2.02 and Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.
(Registrant)

Date: October 31, 2024	By:	/s/ C. BRADFORD RICHMOND
C. Bradford Richmond
Interim Chief Executive Officer and Director (Principal Executive Officer)

Date: October 31, 2024	By:	/s/ THOMAS A. HOUDEK
Thomas A. Houdek
Senior Vice President and Chief Financial Officer (Principal Financial Officer)